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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 1997

                                 U S WEST, INC.
             (Exact name of registrant as specified in its charter)

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
    A DELAWARE CORPORATION             COMMISSION FILE            IRS EMPLOYER
                                                                 IDENTIFICATION
   (STATE OF INCORPORATION)             NUMBER 1-8611            NO. 84-0926774
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               7800 EAST ORCHARD ROAD, ENGLEWOOD, COLORADO 80111
          (Address of principal executive offices, including Zip Code)

                        TELEPHONE NUMBER (303) 793-6500
              (Registrant's telephone number, including area code)

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ITEM 7.  EXHIBITS

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
  EXHIBIT    DESCRIPTION
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
        4A   Form of Underwriting Agreement dated as of January 16, 1997, by and among U S WEST Capital Funding,
             Inc., U S WEST, Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Lehman Brothers Inc.,
             Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and J.P. Morgan
             Securities Inc.

        4B   Form of 6.85% Notes due January 15, 2002 of U S WEST Capital Funding, Inc, unconditionally guaranteed as to payment of principal, premium, if any, and interest by U S WEST, Inc., in the aggregate principal amount of $600,000,000.

        4C   Form of 7.30% Notes due January 15, 2007 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal, premium, if any, and interest by U S WEST, Inc., in the aggregate principal amount of $1,100,000,000.

        4D   Form of 7.90% Debentures due February 1, 2027 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal, premium, if any, and interest by U S WEST, Inc., in the aggregate principal amount of $1,100,000,000.

        4E   Form of 8.15% Debentures due February 1, 2032 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal, premium, if any, and interest by U S WEST, Inc., in the aggregate principal amount of $200,000,000.

        4F   Form of 6.95% Debentures due January 15, 2037 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal, premium, if any, and interest by U S WEST, Inc., in the aggregate principal amount of $600,000,000.

        4G   Form of 7.95% Debentures due February 1, 2097 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal, premium, if any, and interest by U S WEST, Inc., in the aggregate principal amount of $500,000,000.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U S WEST, INC.

                                By:              /s/ STEPHEN E. BRILZ
                                      ------------------------------------------
                                                   Stephen E. Brilz
                                                 ASSISTANT SECRETARY

Dated: January 22, 1997
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U S WEST, Inc.
7800 East Orchard Road
Suite 480
Englewood, Colorado 80111

Stephen E. Brilz
Corporate Counsel &
Assistant Secretary

January 22, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  U S WEST, Inc.
    Current Report on Form 8-K Dated January 22, 1997
    File Number 1-8611

Dear Sir or Madam:

Transmitted herewith for filing is U S WEST 's current report on Form 8-K, dated January 22, 1997.

Please direct any comments or inquiries concerning the transmitted material to me at our CompuServe mail number (72731,70) or call me collect at (303) 793-6626.

Sincerely,

/s/ STEPHEN E. BRILZ

Stephen E. Brilz